UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12 of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FENC, FRX	Nasdaq, TSX

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Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Fennec Pharmaceuticals Inc. (the “Company”) held an annual meeting of shareholders (the “Meeting”). The shareholders approved all proposals considered at the Meeting and approved all nominees of the Company for director, as follows:

1.     The following five (5) nominees were elected to serve as directors, each to serve until the next annual meeting of shareholders of the Company or until their respective successor shall have been duly elected or duly approved:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Khalid Islam	20,246,596	126,891	5,881,885
Chris A. Rallis	20,126,058	247,429	5,881,885
Marco Brughera	20,237,230	136,257	5,881,885
Jodi Cook	20,191,538	181,949	5,881,885
Jeffrey Hackman	20,282,707	90,780	5,881,885

2.     The resolution to appoint Haskell & White LLP as independent public accounting firm of the Company and to authorize the Board of Directors to fix their remuneration was approved based on the following vote:

Votes For	26,091,716
Votes Withheld	134,491
Votes Against	29,165
Broker Non-Votes	0

3.     The resolution to vote on the advisory vote on executive compensation was approved based on the following vote:

Votes For	19,326,750
Votes Against	336,060
Abstentions	710,677
Broker Non-Votes	5,881,885

4.     The resolution to vote on the advisory vote on the frequency of advisory votes on compensation of Corporations named executive officers was approved based on the following vote:

Votes For Evey One Year	18,235,648
Votes For Evey Two Years	2,326
Votes For Evey Three Years	2,086219
Abstentions	49,294

5.     The resolution to approve certain amendments to Corporation’s 2020 Equity Incentive Plan was approved based on the following vote:

Votes For(1)	17,425,439
Votes Against	1,429,951
Abstentions	751,944
Broker Non-Votes	5,881,885

(1) An aggregate of 766,153 common shares, representing the aggregate number of shares held by officers and directors of the Corporation, has been deducted from the FOR vote in respect of this resolution.

6.       The resolution to ratify and approve the adoption of Fennec’s 2026 Equity Inducement Plan was approved based on the following vote:.

Votes For	18,626,207
Votes Against	1,033,779
Abstentions	713,501
Broker Non-Votes	5,881,885

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date June 10, 2026	By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer

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